                                                                   EXHIBIT 10.27

                            STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement (the "Agreement") is entered into on November 12, 2002 by and between Cell Robotics International, Inc., a Colorado corporation ("Seller"), and Mr. Oton M. Tisch (the "Buyer"). Buyer and Seller are referred to collectively herein as the "Parties."

                             PRELIMINARY STATEMENTS

1. Seller desires to sell, issue and deliver to Buyer certain shares of common stock, par value $.004 per share, of Seller (the "Common Stock"); and

2. Buyer desires to purchase from Seller such shares of Common Stock on the terms and subject to the conditions set forth herein.

                                    AGREEMENT

         The Parties, intending to be legally bound, agree as follows:

1.       PURCHASE, SALE AND DELIVERY

         1.1 The Shares. Subject to the terms and conditions of this Agreement, at the Closing (as defined below), Seller shall sell, issue and deliver to Buyer and Buyer shall acquire and purchase from Seller, all right, title and interest into 3,086,204 shares of Common Stock ("Shares").

         1.2 Purchase Price. The Parties agree that the total purchase price for issuing the Shares shall be an amount equal to $1,388,792 (the "Purchase Price"), which shall be comprised of the following: (a) the repayment in full of $900,000 of principal and $139,165 of accrued but unpaid interest owing by Seller to Buyer under that certain Loan Agreement dated January 31, 2001 between Buyer and Seller (as amended, the "Loan Agreement"), and (b) the repayment in full of $337,300 of principal and $12,327 of accrued but unpaid interest owing by Seller to Buyer under that certain Amended and Restated Promissory Note in the face amount of $2,000,000 dated effective September 17, 2002 executed by Seller and payable to the order of Buyer (the "Note"). Upon issuance of the Shares, Buyer acknowledges and agrees that (i) all principal, interest and other obligations owing by Seller to Buyer under the Loan Agreement shall be deemed to be repaid, satisfied and forever discharged and all obligations of Seller to Buyer under the Loan Agreement shall be deemed terminated and of no further force and effect and (ii) all principal and interest described in clause (b) of this Section 1.2 outstanding under the Note shall be deemed to be repaid, satisfied and forever discharged.

         1.3 Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Seller, 2715 Broadbent Parkway N.E., Albuquerque, New Mexico, on November 12, 2002 or such other date as Buyer and Seller may mutually determine (the "Closing Date").

         1.4 Deliveries at the Closing. At the Closing, (a) Seller will deliver to Buyer one or more stock certificates representing the Shares, and (b) Seller will deliver a warrant (the "Warrant") substantially in the form as Exhibit A attached hereto to purchase that number of shares of Common Stock equal to 771,551 shares of Common Stock.

2.       REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller represents and warrants to Buyer the following:

         2.1 Corporate Status and Good Standing. Seller is a corporation duly organized, validly existing, and in good standing under the laws of Colorado.

         2.2 Authorization of Transaction. Seller has full power and authority to execute and deliver this Agreement and the Warrant and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement by Seller and the Warrant and the consummation by Seller of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action. Each of this Agreement and the Warrant constitutes the valid and legally binding obligation of Seller, enforceable in accordance with its terms and conditions, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and as may be limited by applicable federal or state securities laws.

         2.3 Consents and Approvals. Seller does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement, other than (a) such filings as are required pursuant to applicable federal and state securities laws and blue sky laws, which filings will be effected within the required statutory period; and
(b) such consents, approvals, orders or authorizations the failure of which to be made or obtained would not have any change or effect that is or is reasonably likely to be materially adverse to the financial condition, business or results of operations of Seller or impair the ability of Seller to perform its obligations in any material respect.

         2.4 Non-Contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby will violate in any material respect any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Seller is subject or any provision of its certificate of incorporation or bylaws. Except as obtained prior to the Closing, no approval, waiver or consent by Seller under any instrument, contract or agreement to which Seller is a party is necessary to consummate the transactions contemplated hereby.

         2.5 Title; Ownership. The Shares that are being purchased by Buyer hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. The Common Stock issuable upon exercise of the Warrants purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Warrant, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than restrictions on transfer under this Agreement, the Warrant and under applicable state and federal securities laws.

         2.6 Offering. Subject to the truth and accuracy of Buyer's representations set forth in Article 3, the offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and the qualification or registration requirements of the federal securities laws or other applicable blue sky laws.

3.       REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to Seller the following:

         3.1 Authorization of Transaction. Buyer has full power, capacity and authority to execute and deliver this Agreement and to perform his respective obligations hereunder. This Agreement constitutes the valid and legally binding obligation of Buyer, enforceable in accordance with its terms and conditions, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and as may be limited by applicable federal or state securities laws.

         3.2 Consents and Approvals. Buyer need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

         3.3 Non-Contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby will violate in any material respect any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Buyer is subject. No approval, waiver or consent by Buyer under any instrument, contract or agreement to which Buyer or any of its affiliates is a party is necessary to consummate the transactions contemplated hereby.

         3.4 Purchase for Entirely Own Account. This Agreement is made with Buyer in reliance upon Buyer's representation to Seller, which by Buyer's execution of this Agreement


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

Buyer hereby confirms, that the Shares to be received by Buyer and the Common Stock issuable upon exercise of the Warrant (collectively, the "Securities") will be acquired for investment for Buyer's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Buyer has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, Buyer further represents that Buyer does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

         3.5 Disclosure of Information. Buyer has had an opportunity to review Seller's filings under the Act and the Securities Exchange Act of 1934, as amended, and has received all the information he considers necessary or appropriate for deciding whether to purchase the Shares and the Warrants. Buyer further represents that he has had an opportunity to ask questions and receive answers from Seller regarding such filings, the terms and conditions of the offering of the Shares and the Warrants and the business, properties, prospects and financial condition of Seller.

         3.6 Investment Experience. Buyer is an investor in securities of companies in the development stage and acknowledges that he is able to fend for himself, can bear the economic risk of his investment, and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of the investment in the Shares and the Warrants.

         3.7 Residence; Accredited Investor. Buyer's principal residence is Venezuela. Buyer is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

         3.8 Restricted Securities. Buyer understands that the Securities he is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from Seller in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Act only in certain limited circumstances. In the absence of an effective registration statement covering the Securities (or the Common Stock issued on exercise of the Warrant) or an available exemption from registration under the Act, the Shares (and any Common Stock issued on exercise of the Warrant) must be held indefinitely. In this connection, Buyer represents that he is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act, including without limitation the Rule 144 condition that current information about Seller be available to the public.


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

         3.9 Legends. It is understood that the certificates evidencing the Securities may bear the following legend:

         "THE SHARES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS AND UNTIL SUCH SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF LEGAL COUNSEL IS DELIVERED TO THE COMPANY STATING THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE."

         3.10 Advisors. Buyer has reviewed with his own tax advisors the federal, state and local tax consequences of this investment, where applicable, and the transactions contemplated by this Agreement. Buyer acknowledges that he has had the opportunity to review this Agreement, the Warrant and the transactions contemplated by this Agreement with Buyer's own legal counsel. Buyer is relying solely on his legal counsel and tax advisors and not on any statements or representations of Seller or any of the Seller's agents for legal or tax advice with respect to this investment or the transactions contemplated by this Agreement.

4.       CONDITIONS TO CLOSING

         4.1 Conditions to Obligations of Buyer. The obligation of Buyer to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

                  (a)      the representations and warranties set forth in
Article 2 shall be true and correct in all material respects at and as of the Closing Date;

                  (b) Seller shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

                  (c) All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required prior to the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing;

                  (d) no statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order enacted, entered, promulgated, enforced or issued by any court of competent jurisdiction or other governmental entity preventing the consummation of the transactions contemplated hereby shall be in effect; and

                  (e) all actions to be taken by Seller in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Buyer.

         Buyer may waive any condition specified in this Section 4.1 if he executes a writing so stating at or prior to the Closing.


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

         4.2 Conditions to Obligations of Seller. The obligation of Seller to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

                  (a)      the representations and warranties set forth in
Article 3 shall be true and correct in all material respects at and as of the Closing Date;

                  (b) Buyer shall have performed and complied with all of his covenants hereunder in all material respects through the Closing;

                  (c) All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing;

                  (d) no statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order enacted, entered, promulgated, enforced or issued by any court of competent jurisdiction or other governmental entity preventing the consummation of the transactions contemplated hereby shall be in effect;

                  (e) all actions to be taken by Buyer in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Seller; and

                  (f) Buyer shall have acknowledged the repayment of Seller's debt as the Purchase Price.

         Seller may waive any condition specified in this Section 4.2 if it executes a writing so stating at or prior to the Closing.

5.       REGISTRATION RIGHTS.

         5.1 Registration by the Company. Subject to the terms and conditions of this Agreement, the Seller shall file with the SEC within thirty
(30) days of the date of this Agreement a registration statement on Form SB-2 under the Act (the "Registration Statement") for the registration of the resale by the Buyer of the Registrable Securities (as defined below). The Seller shall use reasonable best efforts to cause such filed Registration Statement to become and remain effective (pursuant to Rule 415 under the Act or otherwise); prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective during the term of this Agreement; and comply in all material respects with the provisions of the Act with respect to the disposition of all Registrable Securities covered by such Registration


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

Statement during such period in accordance with the intended methods of disposition by the Buyer. If Seller fails to comply with this Section 5.1 and the Registration Statement is not declared effective by the SEC within 90 days of the date of this Agreement, then, as relief for damages to the Buyer by reason of any such delay, for each full 30-day period occurring after such 90-day period in which the Registration Statement fails to become effective, Seller shall issue to Buyer 154,310 shares of Common Stock (the "Additional Shares"). Any Additional Shares issued to Buyer pursuant to this Section 5.1 shall constitute liquidated damages for the failure of Seller to cause the Registration Statement to become effective and upon such issuance of the Additional Shares, Buyer shall be deemed to have released Seller for any such failure to comply. Notwithstanding the foregoing, Seller shall not be in breach of this Section 5.1 and no Additional Shares shall be required to be issued to Buyer by Seller if any delay is attributed to changes required by the Buyer in the Registration Statement with respect to information relating to the Buyer, including, without limitation, changes to the plan of distribution. The Seller may at any time elect, in his sole discretion, to waive his right to the Additional Shares if the Registration Statement is not declared effective by the SEC. It is a condition precedent to the obligations of the Seller under this
Section 5.1 that Buyer shall furnish to the Seller in writing such information regarding the Buyer, the Common Stock and the intended method of disposition thereof as the Seller shall reasonably request and as shall be required in connection with the action to be taken by the Seller. So long as the Seller complies with this Section 5.1, the Buyer shall have no right to take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article 5. "Registrable Securities" shall mean the Shares and the shares of Common Stock issued under the Warrant and any shares of Common Stock issued as a dividend, stock split or other distribution with respect to or in exchange for or in replacement of such Securities; provided, however, that Registrable Securities shall not include any shares of Common Stock (a) which have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144, (b) which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned or are not assignable or (c) the registration rights with respect to such shares have been terminated pursuant to Section 5.3

         5.2 Market Standoff Rights. Buyer agrees that in connection with an underwritten sale of shares of Common Stock to the public effected pursuant to a registration statement filed with, and declared effective by, the SEC under the Act, if requested by the Seller and the managing underwriters in such offering, not to effect any public sale or distribution or other transfer or disposal (including encumbrances) of any of the Buyer's securities (other than securities acquired in or after such offering), including a sale pursuant to Rule 144 (except as part of such underwritten offering), for a period of up to 180 days after the closing date of such underwritten offering. The Seller may impose stop-transfer instructions with respect to the Registrable Securities (or other securities) subject to the foregoing restriction until the end of such 180-day period; provided, however, that the foregoing obligation shall be conditioned upon all officers and directors of the Seller entering into similar agreements and not being released from such agreements at any time before or during such 180-day period.


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

         5.3 Termination of Registration Rights. The right of Buyer to request registration or inclusion in any registration pursuant to this Article 5 and the obligations of the Seller under this Article 5 shall terminate upon the earlier of (a) if all of the Registrable Securities held by the Buyer may immediately be sold under Rule 144 during any 90-day period or (b) the third anniversary of the date hereof.

         5.4 Indemnification. If any Registrable Securities are included in a Registration Statement under this Agreement:

                  (a) To the extent permitted by law, the Seller will defend, indemnify and hold harmless the Buyer and any underwriter (as defined in the Act) for the Buyer and each person, if any, who controls the Buyer or such underwriter within the meaning of the Act, from and against any and all loss, damage, liability, cost and expense to which the Buyer or any such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading (each, a "Violation"); provided, however, that the Seller will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Buyer, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

                  (b) To the extent permitted by law, the Buyer will defend, indemnify and hold harmless the Seller and any underwriter (as defined in the Act) and each person, if any, who controls the Seller or such underwriter within the meaning of the Act, from and against any and all loss, damage, liability, cost and expense to which the Seller or any such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any Violation, in each case to the extent such Violation arises out of or is based upon an untrue statement or alleged untrue statement of any material fact or omission or alleged omission to state therein a material fact so made in conformity with information furnished by the Buyer, such underwriter or such controlling person in writing specifically for use in the preparation of a registration statement, any prospectus contained therein or any amendment or supplement thereto.

                  (c) Promptly after receipt by an indemnified party under this Section 5.4 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 5.4, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties;


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

provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) will have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party is inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5.4, but the omission so to deliver written notice to the indemnifying party shall not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.4.

         5.5 (a) Subject to Section 5.5(b), (i) Notify the Buyer of Registrable Securities covered by the Registration Statement if, to its knowledge, the Registration Statement, at the time it or any amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, as promptly as practicable, prepare and file with the SEC a post-effective amendment to the Registration Statement such that the Registration Statement, as so amended, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and
(ii) notify the Buyer of Registrable Securities covered by the Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Act, if, to its knowledge, the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading so that, amended or supplemented, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Buyer agrees that upon receipt of any notice from Seller pursuant to this Section 5.5(a), Buyer will promptly discontinue Buyer's disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until Buyer shall have received notice from Seller that the Registration Statement has been amended and/or copies of the supplemented or amended prospectus contemplated by this Section 5.5(a) have been furnished. If so directed by Seller, the Buyer of Registrable Securities will deliver to Seller all copies, other than permanent file copies, in such Buyer's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

         (b) If (i) there is material non-public information regarding the Seller which the Seller's Board of Directors reasonably determines not to be in the Seller's best interest to disclose and which the Seller is not otherwise required to disclose or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Seller which the Seller's Board of Directors reasonably determines not to be in the Seller's best interest to disclose and which the Seller would be required to disclose under the Registration Statement, then the Seller may suspend the sale of Registrable Securities under the Registration Statement for a period not to exceed forty-five (45) consecutive days.

6.       GENERAL PROVISIONS

         6.1 Survival. The warranties, representations and covenants of the Parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

         6.2 Expenses. Each of the Parties will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

         6.3 Finder. Each Party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. Buyer agrees to indemnify and to hold harmless Seller from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which Buyer or any of its officers, partners, employees or representatives is responsible.

         6.4 Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof.

         6.5 Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.


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

         6.5 Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by (a) confirmed facsimile; (b) overnight delivery; or (c) registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

         If to Seller:                           Copy to:
         ------------                            -------

         Cell Robotics International, Inc.       Baker & McKenzie
         2715 Broadbent Parkway N.E.             2001 Ross Avenue, Suite 2300
         Albuquerque, New Mexico 87107           Dallas, TX 75201
         Attn: President                         Attn: W. Crews Lott
         Facsimile: (505) 344-8112               Facsimile: (214) 978-3099

         If to Buyer:
         -----------
         Oton M. Tisch
         Apartado 76949
         Caracas 1070,  Venezuela
         Facsimile: (011) 58212-239-7828

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

         6.6 Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties.

         6.7 Choice of Law; Section Headings. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New Mexico without giving effect to any choice or conflict of law provision or rule (whether of the State of New Mexico or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New Mexico. The section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         6.8 Jurisdiction. Any legal action or proceeding with respect to this Agreement shall be brought in any New Mexico state or federal court sitting in Bernalillo County, New Mexico, and, by execution and delivery of this Agreement, Buyer and Seller hereby accept for themselves and in respect of their property, generally and unconditionally, the jurisdiction of the aforesaid courts. Buyer and Seller hereby irrevocably waive any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which they may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.


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

         6.9 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         6.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

         6.11 Authorship. The Parties agree that the terms and language of this Agreement were the result of negotiations between the Parties and, as a result, there shall be no presumption that any ambiguities in this Agreement shall be resolved against either Party. Any controversy over construction of this Agreement shall be decided without regard to events of authorship or negotiation.

                                      *****

         The Parties have executed and delivered this Agreement as of the date indicated in the first sentence of this Agreement.

CELL ROBOTICS INTERNATIONAL, INC.



By: /s/ Gary Oppedahl
   --------------------------------------
   Gary Oppedahl
   President and Chief Executive Officer



By: /s/ Oton M. Tisch
   ---------------------------------------
   Oton M. Tisch


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